UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

VISA INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999
San Francisco,
California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 432-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	V	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

On June 1, 2022, Visa announced volume and transaction data for April and from May 1-28 ("May"), 2022. In March 2022, Visa announced that we were suspending our operations in Russia and as a result, the April and May results do not include Russia-related volumes or transactions but all prior periods do unless specifically noted otherwise.
May U.S. payments volume was 148% of 2019, flat with April, with Credit flat at 140% and Debit at 156%, down 1 point from April. Card not present excluding travel was 173% of 2019, down 4 points from April, and card present was 127% of 2019, up 2 points from April. International market payments volume in May versus the same period in 2019 increased several points from April levels in many countries.
Cross-border volume excluding intra-Europe transactions improved 10 points from April to 127% of 2019 in May, with card not present excluding travel volume down 3 points from April to 163% of 2019. Total card present and card not present travel cross-border volume excluding intra-Europe transactions increased 16 points from April to 108% of 2019. The U.S. and Asia Pacific regions have had strong recoveries in inbound cross-border travel over the last two months relative to 2019 levels. Total May cross-border volume increased to 136% of 2019.
Global processed transactions were 140% of 2019 in May, up 2 points from April.

The tables below show the increase / (decrease) and indexed results in certain key metrics against the comparable 2021 and 2019 periods, respectively, for April, May (1-28) and quarter-to-date (April 1 – May 28, 2022):

Increase / (Decrease) Year-over-Year

	April	May	Quarter-to-Date
U.S. Payments Volume	13%	12%	13%
Credit	26%	21%	23%
Debit	4%	4%	4%
Cross-Border Volume Excluding Intra-Europe Transactions(1),(2)	47%	45%	46%
Cross-Border Volume Total(1)	41%	36%	39%
Processed Transactions	18%	17%	17%

Excluding Russia-related Results from Prior Periods:
Cross-Border Volume Excluding Intra-Europe Transactions(1),(2)	54%	52%	53%
Cross-Border Volume Total(1)	45%	40%	42%
Processed Transactions	18%	17%	18%

Indexed to 2019 with a Baseline of 100

	April	May	Quarter-to-Date
U.S. Payments Volume	148	148	148
Credit	140	140	140
Debit	157	156	157
Cross-Border Volume Excluding Intra-Europe Transactions(1),(2)	117	127	121
Cross-Border Volume Total(1)	128	136	132
Processed Transactions	138	140	139

Excluding Russia-related Results from Prior Periods:
Cross-Border Volume Excluding Intra-Europe Transactions(1),(2)	121	132	126
Cross-Border Volume Total(1)	132	140	135
Processed Transactions	138	141	140
(1) On a constant-dollar basis.
(2) Cross-border volume excluding transactions within Europe.

Charts that follow provide growth and index trends by month for U.S. payments volumes, processed transactions and cross-border volumes. Growth trends are against the comparable prior year period. When indexed vs. 2019, the baseline is 100. Please note that April and May numbers do not include Russia-related volumes or transactions but prior periods do. May represents May 1-28.

2022 U.S. Payments Volume Growth

2022 U.S. Payments Volume Index vs. 2019

2022 Processed Transactions Growth

2022 Processed Transactions Index vs. 2019

2022 Cross-Border Volume Growth (Constant Dollar)	2022 Cross-Border Volume Growth Excluding Intra-Europe (Constant Dollar)

2022 Cross-Border Volume Index vs. 2019 (Constant Dollar)	2022 Cross-Border Volume Index vs. 2019 Excluding Intra-Europe (Constant Dollar)

Appendix: Excluding Russia-related Results from Prior Periods

Charts that follow provide growth and index trends by month for processed transactions and cross-border volumes, excluding Russia-related volumes and transactions from all prior periods. Growth trends are against the comparable prior year period. When indexed vs. 2019, the baseline is 100. May represents May 1-28.

2022 Processed Transactions Growth

2022 Processed Transactions Index vs. 2019

2022 Cross-Border Volume Growth (Constant Dollar)	2022 Cross-Border Volume Growth Excluding Intra-Europe (Constant Dollar)

2022 Cross-Border Volume Index vs. 2019 (Constant Dollar)	2022 Cross-Border Volume Index vs. 2019 Excluding Intra-Europe (Constant Dollar)

The foregoing information is preliminary in nature and has not been audited or reviewed by our auditors and is subject to change.
All information in Item 7.01 is furnished but not filed and shall not be deemed to be incorporated by reference into any of Visa’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent otherwise set forth therein.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that relate to, among other things, our future operations, prospects, developments, strategies, business growth and anticipated timing and benefits of our acquisitions. Forward-looking statements generally are identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “projects,” “outlook,” “could,” “should,” “will,” “continue” and other similar expressions. All statements other than statements of historical fact could be forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond our control and are difficult to predict.

Actual results could differ materially from those expressed in, or implied by, our forward-looking statements due to a variety of factors, including, but not limited to:

•impact of global economic, political, market, health and social events or conditions, including Russia's invasion of Ukraine and the sanctions and other measures being imposed in response, and the ongoing impacts of the COVID-19 pandemic, including the reopening of borders and resumption of international travel;
•increased oversight and regulation of the global payments industry and our business;
•impact of government-imposed obligations and/or restrictions on international payment systems;
•outcome of tax, litigation and governmental investigation matters;
•increasingly intense competition in the payments industry, including competition for our clients and merchants;
•proliferation and continuous evolution of new technologies and business models;
•our ability to maintain relationships with our clients, acquirers, processors, merchants, payments facilitators, ecommerce platforms, fintechs and other third parties;
•brand or reputational damage;
•exposure to loss or illiquidity due to settlement guarantees;
•a disruption, failure, breach or cyber-attack of our networks or systems;
•risks, uncertainties and the failure to achieve the anticipated benefits with respect to our acquisitions and other strategic investments; and
•other factors described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended September 30, 2021, and our subsequent reports on Forms 10-Q and 8-K.

Except as required by law, we do not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date: June 1, 2022	By:	/s/ Vasant M. Prabhu
Vasant M. Prabhu Vice Chair, Chief Financial Officer